UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 22, 2010

FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
000-23975
(Commission File Number)

Delaware	42-1556195

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY	14210

(Address of Principal Executive Offices)	(Zip Code)
(716) 819-5500
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On September 22, 2010, as a part of its ongoing corporate governance review, the Board of Directors of First Niagara Financial Group, Inc. (“First Niagara”), made a number of changes to First Niagara’s Amended and Restated Bylaws. These amendments included updating provisions for changes in Delaware law (including enabling the board to permit shareholders to attend meetings by remote access, providing for the potential for virtual meetings, reflecting the possibility of dual record dates and expanding provisions on the roles of the inspectors of election and the requirements as to the availability of a list of stockholders) and federal securities laws (householding, internet dissemination of proxy materials and excluding nominees under Rule 14a-11 from the advance notice bylaw provisions), simplifying to remove the non-exclusive enumeration of specific powers of the board of directors, simplifying to remove certain provisions on committees, whose roles are contained in greater detail in committee charters, simplifying the description of officers roles, expanding the information requested of shareholders seeking to propose an action or make a nomination of a director to conform with more recent developments in advance notice bylaws, particularly with respect to the holding of derivative positions in securities, applying the advance notice provisions with respect to nomination of directors to special meetings, eliminating the requirement in certain provisions that certain actions be taken by a majority of the entire board, as opposed to the directors then in office, removing the directors age limitation, removing the provisions on staggered directors, and referring instead to the applicable provisions in First Niagara’s Certificate of Incorporation, in contemplation of the Board’s determination to propose at the 2011 Annual Meeting a phased-in destaggering of the Board, providing for the possibility of issuing uncertificated shares of stock and permitting for electronic transmission of notices. The foregoing is qualified in its entirety by reference to the Amended and Restated Bylaws adopted on September 22, which are filed as Exhibit 3.1 hereto.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of First Niagara Financial Group, Inc., dated September 22, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.
DATE: September 23, 2010	By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer (Duly authorized representative)

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of First Niagara Financial Group, Inc., dated September 22, 2010